TRAVELERS SERIES FUND INC.
on behalf of the
TBC Managed Income Portfolio

Supplement dated October 28, 1998
to Prospectus dated February 27, 1998

At a regular meeting of the Board of Directors of the Travelers Series Fund Inc. (the "Fund") held on September 9, 1998, the Directors approved a new Management Agreement ("Agreement"), subject to shareholder approval, between the Fund on behalf of the TBC Managed Income Portfolio (the "Portfolio") and Travelers Asset Management International Corporation ("TAMIC"). The Board also approved the termination of the current management agreement with Travelers Investment Advisor, Inc. ("TIA"), an affiliate of TAMIC, and the current sub-advisory agreement with The Boston Company Asset Management Inc. ("TBC"). The terms of the new Agreement, including the advisory fee are the same in all material respects as those of the current management agreement combined with the sub-advisory agreement.

A special meeting of shareholders of the Portfolio, owning shares as of September 30, 1998, will be held on November 24, 1998 to consider and vote on the Agreement. If the Agreement is approved by shareholders at the special meeting, TAMIC will replace TIA and TBC, effective December 1, 1998. Also, effective with shareholder approval of the Agreement, the Board approved changing the name of the Portfolio to "Travelers Managed Income Portfolio."




FD 01565

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